Contract for the Purchase and Sale of a Business

1.  Sue H & Kay H Cho, Wife & Husband  [hereinafter “Buyers”] agree to purchase from City Laundry Services, LLC, Ephren W Taylor [hereinafter “Sellers”] the business assets, including all equipment, fixtures, goodwill, ~~inventory, trademarks, trade names~~ and leasehold rights, known as:39th St Laundromat and located at: 1716 W 39th St, Kansas City, MO  64111.

2.  The purchase price of Twenty Thousand Dollars ($20,000.00) shall be paid as follows:

$2,000.00 deposit paid to Block Real Estate Services, LLC  the date of this fully executed Agreement  to be applied to purchase price at closing.

$18,000.00 Balance of said purchase price paid via Cashiers Check on November 30, 2009.

See “Contingencies to Purchase Offer” (Attached)

$20,000.00 Total Purchase Price

3.  The closing shall take place at 10:00 o’clock A.M. on November 30,2009 at the office of Block Real Estate Services, LLC.

4.  There will be no closing cost.

5.  The full purchase price shall include assets valued at $15,000.00, which are itemized in the document attached hereto and titled “Agreement to Allocate Purchase Price”.

6.  The Sellers warrant that at the time physical possession of the business is delivered to the Buyers, all the equipment will be in AS IS condition and that the premises of said business will pass all inspections necessary to conduct the business.

7.  The Buyers and Sellers agree to execute all documents necessary to conclude this transaction, including, where applicable, assignments of leases, contracts, licenses, operating agreements or other such documents necessary to fulfill the parties’ intent.

8.  This Purchase Agreement is contingent upon the terms and conditions contained in the document attached hereto and titled “Contingencies” to Purchase Agreement Date:

9.  This Purchase Agreement is further conditioned upon the terms and conditions contained in the document attached hereto and titled “Additional Considerations of Purchase Agreement Dated:

10.  This document and the attachments hereto contain the entire understanding of the parties and there are no additional oral agreements, understandings or representations relied upon by the parties.  Any modifications must be in writing and signed by all parties.

11.  The Sellers are not aware of any claims, litigation or governmental investigations affecting the operation of the business or any assets being sold.  Instruments of sales, assignments and deliveries to be made to Buyer shall be effected by a Bill of Sale and other instrument of transfer as maybe necessary and which are satisfactory to Buyer.

12.  The Sellers shall be reimbursed at closing for any security deposits or future rents which have been paid by Sellers prior to closing.

13.  All the taxes (MO sales tax and county business property tax) must be paid by Seller, or reimburse to Buyer prior to closing this transaction.  Seller must bring “a certificate stating that no taxes are due” to Buyer, prior to closing.

14.  In case any litigation is necessary to collect any sum due the Broker, the Sellers agree to pay the expenses incurred by the Broker in connection with such suit.

15.  If the Sellers fail to accept this agreement on presentation, then the Buyers may revoke this agreement.

16.  Indemnity.  In pursuing its duties, Broker relies on the accuracy of information supplied by the Seller/Landlord and the Buyer/Tenant.  Broker assumes no responsibility for accuracy of such information or for errors or omissions.  Seller/Landlord agrees to defend, indemnify and hold harmless Broker and the Broker’s affiliates and their agents, partners, officers, directors, contractors and advisors against any damages, losses, claims, liabilities and/or lawsuits to which any of them may become subject in connection with services rendered herein, this Agreement or caused or alleged to be caused by the acts or omissions of Seller/Landlord, including payment of all reasonable attorneys’ fees and litigation expenses incurred by them arising from or in connection with any action or claim made in connection therewith, whether or not resulting in any liability, except in such case where loss, claim, damage or liability arises from the gross negligence or willful misfeasance by Broker in performing services hereunder.  Provisions of this Section shall indefinitely survive termination or expiration of this Agreement.  It is understood that Broker will not give legal, accounting, tax, investment or securities advice, and that Seller/Landlord is to utilize separate counsel for such guidance.

ALL DEPOSITS SHALL BE HELD BY BLOCK REAL ESTATE SERVICES, LLC  WHO, AT THEIR OPTION, MAY HOLD THE BUYERS’ DEPOSIT CHECK IN AN UNCASHED FORM UNTIL ALL OF THE CONTINGENCIES OF THIS SALE HAVE BEEN SATISFIED

BUYERS AND SELLERS INDIVIDUALLY ACKNOWLEDGE RECEIPT OF A COPY OF THIS AGREEMENT.

THIS IS A LEGALLY BINDING DOCUMENT.  READ IT CAREFULLY.  IF YOU DO NOT UNDERSTAND IT, CONSULT AN ATTORNEY.

THE BROKER IS NOT AUTHORIZED TO GIVE LEGAL ADVICE.

Buyers hereby agree to buy on the terms set forth above.

Sellers hereby agree to buy on the terms set forth above.

Dated:

11/11/09

Time:_______

               Dated: 11/11/09

 Time: _______

BUYER

Sue H. Cho

SELLER City Laundry Services LLC by Kinta. L

Dixon Managing Member

BUYER

Kay H. Cho

SELLER /s/ Ephren W. Taylor

Address: 221 SW Ascot Ct.

Address: 2000 Mallory Lane, Suite 130-131

City

LS

State

 MO

Zip 64082

City

Franklin

State

TN

 Zip 37067

Telephone: __________________

Telephone: __________________

AGREEMENT TO ALLOCATE PURCHASE PRICE

This document has legal consequences. If you do not understand it, consult your attorney.

This Agreement to Allocate Purchase Price (“Rider”) is attached as a supplement to the Contract for the Purchase and Sale of a Business dated   11-30-09  (“Contract”), in which Sue H & Kay H Cho, Wife & Husband is referred to as Buyer and City Laundry Services LLC is referred to as Seller for the purchase of the business known as 39th St Laundormat and situated in    1  , County of Jcakson, State of MO, located at 1716 W 39th St.

For purchases of this Rider, the purchase price is allocated as follows:

Inventory of salable merchandise, stock in trade and work in progress

$200.00

                (It will be recalculated a day before closing)

Accounts receivable

$0

Fixtures, Furniture and Furnishings

$15,000.00

Equipment and Machinery

$

Goodwill

$2,000.00

Agreement not to compete

$3,000.00

Leasehold valuation

$0

Other:

$N/A

Other:

$N/A

Other:

$N/A

TOTAL

$20,200.00

The above allocation is agreed to between Buyer and Seller.  However, by placing their initials here Buyer /s/ SC, RC and Seller /s/ KD agree that the amounts stated in items 1 and 2 are only estimated and are subject to adjustment at Closing based on the actual (inventory) at that time.

Buyer

/s/ Sue H. Cho

Seller

City Laundry services, LLC by Kinta L.

Dixon, Managing Member

Buyer

/s/ Kay H. Cho

Seller

/s/ Ephren W. Taylor

Date

11/11/2009

Date

11/11/2009

CONTINGENCIES TO PURCHASE OFFER DATED:

Indicate all that apply:

☒    LEASE:  The  Purchase Agreement is contingent upon Buyers negotiating a new lease with acceptable terms and conditions with the landlord/owner of 1716 W 39th St, Kansas City MO 64111.

☒    DUE DILIGENCE:  This Purchase Agreement is further contingent upon Buyers reviewing, to their satisfaction and approval, the following documents:

a.

Seller needs to provide Buyer a Certificate of No Tax Due for sales tax (and or a Tax Clearance if the seller had employer withholding tax or other tax types such as property tax) on or before closing date.

b.

Copy of current lease/rental agreement

c.

Any other financial information deemed necessary by Buyers.

d.

____________________________________________________________________

If Buyers, upon performing a UCC search, discover or ascertain outstanding liens/encumbrances upon any assets itemized in the Inventory of Assets attached to this Purchase Agreement, upon written notification to Sellers, Sellers shall have ten (10) days to satisfy any liens/encumbrances or make an additional agreement with Buyers regarding how the same will be satisfied with proceeds exchanged at the closing.  If Sellers’ fail to take measures to satisfy any liens/encumbrances which are acceptable to Buyers, Buyers may give written notification to Sellers of the cancellation of this Purchase Agreement and all deposits will be refunded in full to Buyers.  Any written notification of cancellation of this Purchase Agreement must be sent to Sellers on or before 11-19-2009 to be considered valid and enforceable.

If said document review provides information which is materially different or in contradiction to any information previously provided by Sellers, Buyers may, at their sole option, consider this Purchase Agreement null and void and provide written notification to Sellers of the cancellation of this Purchase Agreement, and all deposits will be refunded in full to Buyers.  Any written notification of cancellation of this Purchase Agreement must be sent to Sellers on or before 11-24-2009 to be considered valid and enforceable.

Date:

11/11/09

Time:

Date:

11/11/09

 Time:

/s/ Sue H. Cho

City Laundry Services, LLC by Kinta L. Dixon Managing Member

BUYER

SELLER

/s/ Kay H. Cho

/s/ Ephren W. Taylor

BUYER

SELLER

Additional Considerations to Purchase Offer Dated

Indicate all that apply:

☒  COVENANT NOT TO COMPETE:  Sellers hereby covenant to Buyers, and their successors, assigns and representatives that they will not engage, directly or indirectly, in any business which is the same as, or similar to, Coin Laundry or in competition with said business within a radius of   3   miles from 1716 W 39th St, Kansas City, MO 64111 for a period of three (2) years from the date of closing.  Sellers will not engage as a principal, agent, manager, employee, owner, partner, stockholder, director or officer of a corporation, member of an LLC, trustee, consultant or otherwise in any capacity whatsoever of any business which is the same as, or similar to Coin Laundry.  In consideration of this Covenant Not To Compete, Buyers will pay Sellers the amount of Three Thousand Dollars ($3,000.00) which has been included in the purchase price set forth in the Purchase Agreement.

☒ INDEMNIFICATION AGREEMENT:  Buyers shall purchase as part of this contract, all equipment, fixtures, goodwill, inventory, trademarks, trade names, and leasehold rights in a condition free and clear from any and all liens and liabilities.  Sellers hereby agree to indemnify and hold Buyers harmless against any and all liens and liabilities which Buyers have not expressly agreed to accept, including any liens or encumbrances on any equipment, fixtures, inventory, supplies or assets set forth in the Itemization of Inventory & Assets attached hereto.

☒   TRAINING:  To effectuate an orderly transition, Sellers shall provide 10 hours extensive training on the management and operations of 39th St Laundromat  from the date of closing.  The precise dates of training shall be agreed upon by Buyers and Sellers at the time of closing.

Date:

11/11/09

Time:

Date:

11/11/09

 Time:

/s/ Sue H. Cho

City Laundry Services, LLC by Kinta L. Dixon Managing Member

BUYER

SELLER

/s/ Kay H. Cho

/s/ Ephren W. Taylor

BUYER

SELLER

COMMERCIAL AGENCY AND BROKERAGE

DISCLOSURE ADDENDUM

SELLER/LANDLORD:

City Laundry Services LLC

BUYER/TENANT:

Sue H & Kay H Cho, wife and husband

PROPERTY ADDRESS, CITY, COUNTY, STATE, ZIP:

1716 W 39th St, Kansas City, MO  64111.

DATE OF LEASE / SALE CONTRACT:

November 30, 2009

THE FOLLOWING DISCLOSURE IS MADE IN COMPLIANCE WITH MISSOURI AND KANSAS REAL ESTATE LAWS AND RULES AND REGULATIONS.  APPLICACABLE SECTIONS BELOW MUST BE CHECKED, COMPLETED, SIGNED AND DATED FOR BOTH SELLER AND BUYER

Seller/Landlord and Buyer/Tenant acknowledge that the real estate Licensee involved in this transaction may be acting as agents of the Seller/Landlord, agents of the Buyer/Tenant, Transaction Brokers or (in Missouri only) Disclosed Dual Agents. LICENSEES ACTING AS AN AGENT OF THE SELLER/LANDLORD HAVE A DUTY TO REPRESENT THE SELLER’S/LANDLORD’S INTEREST AND WILL NOT BE THE AGENT OF THE BUYER/TENANT.  INFORMATION GIVEN BY THE BUYER/TENANT TO A LICENSEE ACTING AS AN AGENT OF THE SELLER/LANDLORD WILL BE DISCLOSED TO THE SELLER/LANDLORD.  LICENSEES ACTING AS AN AGENT OF THE BUYER/TENANT HAVE A DUTY TO REPRESENT THE BUYER’S/TENANT’S INTEREST AND WILL NOT BE AN AGENT OF THE SELLER/LANDLORD.  INFORMATION GIVEN BY THE SELLER/LANDLORD TO A LICENSEE ACTING AS AN AGENT OF THE BUYER/TENANT WILL BE DISCLOSED TO THE BUYER/TENANT.  LICENSEES ACTING IN THE CAPACITY OF A TRANSCATION BROKER ARE NOT AGENTS FOR EITHER PARTY AND DO NOT AVOCATE THE INTERSTS OF EITHER PARTY.  LICENSEES ACTING AS DISCLOSED DUAL AGENTS ARE ACTING AS AGENTS FOR BOTH THE SELLER/LANDLORD AND THE BUYER/TENANT. (Note: A separate Dual Agency Disclosure Addendum is required).

Licensee Assisting Seller/Landlord is acting as: (Check applicable)

☒

Seller’s/Landlord’s Agent

☐

Designated Seller’s/Landlord’s Agent (Supervising Broker acts as Transaction Broker)

☐

Transaction Broker

☐

Disclosed Dural Agent (Missouri only-Disclosed Dual Agency Addendum is required)

☐

N/A-Seller(s) is not represented

☐

Sub Agent

Licensee Assisting Buyer/Tenant is acting as: (Check applicable)

☐

Buyer’s/Tenant’s Agent

☐

Designated Seller’s/Landlord’s Agent (Supervising Broker acts as Transaction Broker)

☐

Designated Buyer’s/Tenant’s Agent (Supervising Broker acts as Transaction Broker)

☐

Transaction Broker

☐

Disclosed Dual Agent (Missouri only-Disclosed Dual Agency Addendum is required)

☒

N/A, Buyer(s) is not represented

☐

Sub Agent

PAYMENT OF COMMISSION: All licensees(s) indicated above will be paid a commission at closing of the sale of the property as follows: (check applicable paragraph)

☒

Seller/Landlord to Pay all Licensees.  All Licensees(s) will be paid from the Seller’s funds at closing according to the terms of the Listing or other Commission Agreement

☐

Buyer/Tenant to Pay Buyers’ Agent. Seller/Landlord’s Licensee, if any will be paid from the Seller’s funds at closing according to the terms of the Listing Agreement. Buyer/Tenant’s Agent will be paid from the Buyer’s funds according to the terms of the Buyer/Tenant Agency Agreement.

CAREFULLY READ THE TERMS HEREOF BEFORE SIGNING. WHEN SIGNED BY ALL PARTIES, THIS DOCUMENT BECOMES PART OF A LEGALLY BINDING CONTRACT.  IF NOT UNDERSTOOD, CONSULT AN ATTORNEY BEFORE SIGNING. THE PARTIES EXECUTING THIS CONTRACT REPRESENT AND WARRANT THAT THEY ARE LEGALLY AUTHORIZED TO DO SO.

Licensees hereby certify that they are licensed to sell real estate in the state in which the Property is located.

Seller/Landlord:

Seller/Landlord:

TITLE & NAME: City Laundry Services LLC

TITLE & NAME: Sue H Cho

By: /s/ Kinta L. Dixon, Managing Member

By: /s/ Sue H. Cho

11/30/09

DATE

DATE

NAME: Jennifer Jang, Block Real Estate Services, LLC

NAME: Kay H Cho

By:

By:

/s/ Kay Cho

11/30/09

LICENSEE ASSISTING SELLER/LANDLORD

DATE

DATE